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                                  UNITED STATES                     OMB APPROVAL
                       SECURITIES AND EXCHANGE COMMISSION    --------------------------
                             Washington, D.C. 20549          OMB Number:      3235-0060
                                                             Expires:    March 31, 2006
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                                                             hours per response...28.00
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported )  December 13, 2006
                                                  ---------------------


                         FairPoint Communications, Inc.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
           Delaware                         333-56365                       13-3725229
-------------------------------    -----------------------------   ------------------------------
 (State or other jurisdiction        (Commission File Number)      (IRS Employer Identification
      of incorporation)                                                        No.)
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             521 East Morehead Street,
                     Suite 250,
             Charlotte, North Carolina                            28202
       ----------------------------------------             ------------------
       (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code  (704) 344-8150
                                                   ----------------------


                                       N/A
               ---------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

On December 13, 2006, the Board of Directors of FairPoint Communications, Inc. (the "Company") declared a dividend of $0.39781 per share (the "Dividend") on the Company's common stock, par value $.01 per share. The Dividend is payable on January 16, 2007 to shareholders of record at the close of business on December 29, 2006.

Item 8.01 - Other Events

On December 13, 2006, the Company issued a press release announcing the Dividend. A copy of the press release is being furnished by being attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

        Exhibit Number     Description
        --------------     -----------
        99.1               Press Release dated December 13, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FAIRPOINT COMMUNICATIONS, INC.


                                       By:      /s/ John P. Crowley
                                            ------------------------------------
                                            Name:  John P. Crowley
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


Date:  December 13, 2006